UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2017

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway

Coppell, TX 75019

(Address of principal executive offices) (Zip Code)

(972) 538-6000

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

The Container Store, Inc. (the “Borrower”), a wholly-owned subsidiary of The Container Store Group, Inc. (the “Company”), is currently seeking opportunities to amend its Credit Agreement, dated as of April 6, 2012, among the Borrower, the guarantors party thereto, including the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (as amended, the “Senior Secured Term Loan Facility”), to extend the current maturity date of April 6, 2019. The Company expects that the interest rate on borrowings under the Senior Secured Term Loan Facility will increase in connection with any such amendment. The proposed extension and repricing amendment is subject to general economic and market conditions, and there can be no assurances that the transaction will be completed on favorable terms, or at all.

The Borrower is also currently seeking opportunities to extend the maturity date under its Credit Agreement, dated as of April 6, 2012, among the Borrower, the guarantors party thereto, including the Company, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent and the lenders from time to time party thereto (as amended, the “Revolving Credit Facility”).  Currently, the Revolving Credit Facility has a maturity date the earlier of (a) October 8, 2020 and (b) January 6, 2019, if any portion of the Senior Secured Term Loan Facility remains outstanding on such date.  The proposed extension amendment is subject to market conditions, and there can be no assurances that the transaction will be completed on favorable terms, or at all.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including statements about our expectations regarding the proposed amendment of our Senior Secured Term Loan Facility, including without limitation our belief that the interest rate on such loan will increase in connection with the extension of the maturity date; and the proposed amendment of our Revolving Credit Facility. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: general economic and market conditions; we may not be able to extend the maturity date of our Senior Secured Term Loan Facility and/or our Revolving Credit Facility on favorable terms, or at all; and the interest rate on our Senior Secured Term Loan Facility may increase materially from the current interest rate. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on June 1, 2017, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: July 26, 2017	By:	/s/ Jodi Taylor
Jodi Taylor
Chief Financial Officer and Chief Administrative Officer

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